Supplement dated November 1, 2006 to
Mosaic Government Money Market Trust Prospectus dated February 1, 2006

Mosaic Government Money Market today changed its name to Madison Mosaic Government Money Market in order to more clearly identify the Fund's investment advisor, Madison Investment Advisors, Inc.

Supplement dated November 1, 2006 to
Mosaic Government Money Market Trust Statement of Additional Information dated February 1, 2006

The above referenced Statement of Additional Information is amended as follows:

1.    Name of Trust.  Effective immediately, the Trust shall be known as Madison Mosaic Government Money Market.

2.   Custodian.  The address of the Trust's Custodian is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212.  (The Custodian itself, US Bank, NA, did not change.)